Exhibit 99.1

AbbVie Announces Extension of Expiration Date for Exchange Offers for Allergan Notes

NORTH CHICAGO, Ill., Apr. 20, 2020 – AbbVie Inc. (NYSE:ABBV) (“AbbVie”) announced today the extension of the expiration date of the offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding notes of certain series issued by Allergan Finance, LLC (“Allergan Finance”), Allergan, Inc. (“Allergan Inc”), Allergan Sales, LLC (“Allergan Sales”) and Allergan Funding SCS (“Allergan Funding” and, together with Allergan Finance, Allergan Inc and Allergan Sales, “Allergan”) (the “Allergan Notes”) for new notes to be issued by AbbVie (the “AbbVie Notes”) and the related consent solicitations (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) being made by AbbVie on behalf of Allergan to adopt certain amendments to each of the indentures (each, an “Allergan Indenture”) governing the Allergan Notes. AbbVie hereby extends such expiration date from 5:00 p.m., New York City time, on April 24, 2020 to 5:00 p.m., New York City time, on May 1, 2020 (as the same may be further extended, the “Expiration Date”).

On the early participation date of November 7, 2019, requisite consents were received and supplemental indentures were executed eliminating substantially all of the covenants, restrictive provisions, events of default and any guarantees of the related Allergan Notes in each Allergan Indenture. Such supplemental indentures will become operative only upon settlement of the Exchange Offers.

The Exchange Offers and Consent Solicitations were commenced in connection with AbbVie’s previously announced proposed acquisition of Allergan plc (the “Acquisition”) and are being made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement, dated October 25, 2019, and the related letter of transmittal, each as amended by the press releases dated November 18, 2019, December 20, 2019, January 27, 2020, February 24, 2020, March 9, 2020, March 23, 2020 and April 6, 2020 and as amended hereby (collectively, the “Offering Documents”), and are conditioned upon the closing of the Acquisition, which condition may not be waived by AbbVie, and certain other conditions that may be waived by AbbVie.

The settlement date for the Exchange Offers is expected to occur promptly after the Expiration Date and the Expiration Date of each of the Exchange Offers is expected to be extended to occur on or about the closing date of the Acquisition. As a result, the Expiration Date may be further extended one or more times. AbbVie currently anticipates providing notice of any such extension in advance of the Expiration Date.

Except as described in this press release, all other terms of the Exchange Offers and Consent Solicitations remain unchanged.

As of 5:00 p.m., New York City time, on April 17, 2020, the principal amounts of Allergan Notes set forth in the table below were validly tendered and not validly withdrawn:

				Allergan Notes Tendered as of 5:00 p.m., New York City time, April 17, 2020
Title of Series of Notes	CUSIP / ISIN No.	Issuer	Principal Amount Outstanding	Principal Amount	Percentage
3.375% Senior Notes due 2020	018490AN2	Allergan, Inc.	$650,000,000	$296,489,000	45.61%
4.875% Senior Notes due 2021	345838AE6 (144A) / U3455QAC7 (Reg S)	Allergan Sales, LLC	$450,000,000	$419,813,000	93.29%
5.000% Senior Notes due 2021	345838AA4 (144A) / U3455QAA1 (Reg S)	Allergan Sales, LLC	$1,200,000,000	$1,100,268,000	91.69%
3.450% Senior Notes due 2022	00507UAR2	Allergan Funding SCS	$2,878,224,000	$2,365,595,000	82.19%
3.250% Senior Notes due 2022	942683AF0	Allergan Finance, LLC	$1,700,000,000	$1,366,315,000	80.37%
2.800% Senior Notes due 2023	018490AQ5	Allergan, Inc.	$350,000,000	$227,651,000	65.04%
3.850% Senior Notes due 2024	00507UAF8	Allergan Funding SCS	$1,036,740,000	$914,552,000	88.21%
3.800% Senior Notes due 2025	00507UAS0	Allergan Funding SCS	$3,020,692,000	$2,671,374,000	88.44%
4.550% Senior Notes due 2035	00507UAT8	Allergan Funding SCS	$1,789,000,000	$1,439,781,000	80.48%
4.625% Senior Notes due 2042	942683AH6	Allergan Finance, LLC	$456,710,000	$372,778,000	81.62%
4.850% Senior Notes due 2044	00507UAH4	Allergan Funding SCS	$1,079,360,000	$818,492,000	75.83%
4.750% Senior Notes due 2045	00507UAU5	Allergan Funding SCS	$880,956,000	$752,782,000	85.45%
Floating Rate Notes due 2020	XS1909193077	Allergan Funding SCS	€700,000,000	€547,303,000	78.19%
0.500% Senior Notes due 2021	XS1622630132	Allergan Funding SCS	€750,000,000	€522,422,000	69.66%
1.500% Senior Notes due 2023	XS1909193150	Allergan Funding SCS	€500,000,000	€410,690,000	82.14%
1.250% Senior Notes due 2024	XS1622624242	Allergan Funding SCS	€700,000,000	€586,289,000	83.76%
2.625% Senior Notes due 2028	XS1909193317	Allergan Funding SCS	€500,000,000	€410,649,000	82.13%
2.125% Senior Notes due 2029	XS1622621222	Allergan Funding SCS	€550,000,000	€506,045,000	92.01%

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of Allergan Notes who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or not a “U.S. person” and outside the United States within the meaning of Regulation S under the Securities Act. Except as amended by the press releases dated November 18, 2019, December 20, 2019, January 27, 2020, February 24, 2020, March 9, 2020, March 23, 2020 and April 6, 2020 and as amended hereby, the complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Documents, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (866) 470-3900 (U.S. toll-free) or (212) 430-3774 (banks and brokers). The eligibility form is available electronically at: https://gbsc-usa.com/eligibility/abbvie.

This news release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Documents and only to such persons and in such jurisdictions as are permitted under applicable law.

The AbbVie Notes offered in the Exchange Offers have not been registered under the Securities Act or any state securities laws. Therefore, the AbbVie Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Cautionary Statement Regarding Forward-Looking Information

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including forward-looking statements with respect to the Acquisition and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the Acquisition, if consummated, the combined group, as well as the expected timing of completion of the Exchange Offers. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that the Acquisition will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the Acquisition, adverse effects on the market price of AbbVie’s shares of common stock and operating results because of a failure to consummate the Acquisition, failure to realize the expected benefits of the Acquisition, failure to promptly and effectively integrate Allergan plc’s businesses, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the Acquisition and the combined company’s capital structure post-Acquisition and the nature of any debt issued to fund the Acquisition. These forward-looking statements are based on numerous assumptions and assessments made in light of AbbVie’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this news release could cause AbbVie’s plans with respect to Allergan plc or AbbVie’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this news release are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this news release. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie can be found in AbbVie’s filings with the SEC, including the risk factors discussed in AbbVie’s most recent Annual Report on Form 10-K, as updated by its future filings with the SEC.

Any forward-looking statements in this news release are based upon information available to AbbVie as of the date of this news release and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, AbbVie undertakes no obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to AbbVie or any person acting on their behalf are expressly qualified in their entirety by this paragraph.

Contacts

Media

Adelle Infante

847-938-8745

adelle.infante@abbvie.com

or

Investors

Liz Shea

847-935-2211

liz.shea@abbvie.com

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